Registration No.



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                      ------------------------------------

                        Post-Effective Amendment No. 1 To

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                           --------------------------

                     OLD REPUBLIC INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                                          36-2678171
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                          Identification No.)

                            307 North Michigan Avenue
                             Chicago, Illinois 60601
                    (Address of Principal Executive Offices)

              BITUMINOUS 401(k) SAVINGS PLAN, formerly known as the

                               BITCO SAVINGS PLAN
                            (Full title of the plan)
                     ---------------------------------------

                                  A. C. Zucaro
                     Old Republic International Corporation
                            307 North Michigan Avenue
                             Chicago, Illinois 60601
                     (Name and address of agent for service)

                                 (312) 346-8100
          (Telephone number, including area code, of agent for service)
                     ---------------------------------------


                                    copy to:
                                William J. Dasso
                     Old Republic International Corporation
                            307 North Michigan Avenue
                             Chicago, Illinois 60601

                         CALCULATION OF REGISTRATION FEE
-------------------------------------------------------------------------------

Title of         Amount           Proposed        Proposed        Amount
Securities       to be            Maximum         Maximum         of
to be            Registered       Offering        Aggregate       Registration
Registered       (1) (2)          Price Per       Offering        Fee
                                  Share           Price
-------------------------------------------------------------------------------

Common
Stock, par       609,147          N/A             N/A             $846.04(3)
value $1.00
per share
-------------------------------------------------------------------------------

         (1) Includes 117,200 shares of Common Stock registered in the initial filing of the Registration Statement on December 13, 1989 and gives effect to the following stock dividends:
                     5% on May 15, 1990, 10% on April 30, 1991,100% on
                     April 30, 1992, 50% on April 30, 1996 and 50% on May 4,
                     1998.

         (2) Pursuant to Rule 416 under the Securities Act of 1933, as amended, the number of shares of the issuer's Common Stock registered hereunder will automatically be adjusted in the future in the event of stock splits, stock dividends or similar transactions.

         (3)      Previously paid by the Registrant on December 13, 1989

         In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.


                                EXPLANATORY NOTE

         Old Republic International Corporation (the "Company") hereby files with the Securities and Exchange Commission (the "Commission") this Post-Effective Amendment No. 1 to the Company"s Registration Statement on Form S-8 (File No. 33-32439) to register additional shares of the Company"s common stock, par value $1.00 per share (the "Common Stock"), offered or to be offered to participant"s under the Bituminous 401k Savings Plan, formerly known as the Bitco Savings Plan, as amended, (the "Plan") from time to time at prices determined in accordance with the Plan. The additional shares of Common Stock being registered reflect anti-dilution provisions of the Plan which increase the number of shares of Common Stock offered or to be offered to participants upon the following stock dividends:

                           5% on May 15, 1990
                           10% on April 30, 1991
                           100% on April 30, 1992
                           50% on April 30, 1996
                           50% on May 4, 1998

         As amended, this registration statement also covers such indeterminate number of additional shares which may be offered and issued pursuant to the Plan to prevent dilution resulting from future stock splits, stock dividends or similar transactions.

         The contents of the Company's Registration Statement on Form S-8 (File No. 33-32439) are incorporated herein by reference.

                                     PART II


               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.  INCORPORATION OF DOCUMENTS BY REFERENCE
         ---------------------------------------

         The following documents filed by Old Republic International Corporation (the "Company") or The Bituminous 401k Savings Plan, formerly known as the Bitco Savings Plan (the "Plan") with the Securities and Exchange Commission are incorporated herein by reference:

         1. The Company's Annual Report on Form 10-K for the year ended December 31, 2000, as amended under cover of Form 10-K/A filed by April 19, 2001 (including those portions of the Company's definitive proxy statement for the Annual Meeting of Shareholders held on May 25, 2001, which are incorporated by reference in such Annual Report on Form 10-K), and as amended for the Plan on April 27, 2001.

         2. The Company's Quarterly Report on Form 10-Q for the quarters ended March 31, 2001 and June 30, 2001.

         3. The description of the Company"s capital stock contained in the Company"s Registration Statement on Form S-3 filed on December 24, 1997, including any amendment or report filed for the purpose of updating such description.

All documents filed by the Company or the Plan pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, after the effective date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereunder have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.

Item 8.  EXHIBITS
         --------

  4 Instruments defining the rights of security holders, including indentures.

  (A) *Restated Certificate of Incorporation, as amended (Exhibit 3(A) to Registrant's Annual Report on Form 10-K for 1998).

  (B) *By-laws, as amended (Exhibit 3.2 to Form S-3 Registration Statement No. 333-43311).

  (C) *Certificate of Designation with respect to Series A Junior Participating Preferred Stock (Exhibit 4.1 to Form 8-K filed May 30, 1997).

  (D) *Certificate of Designation with respect to Series G-2 Convertible Preferred Stock (Exhibit 4(A) to Registrant's Annual Report on Form 10-K for 1995).

  (E) *Amended and Restated Rights Agreement dated as of May 15, 1997 between Old Republic International Corporation and First Chicago Trust Company of New York (Exhibit 4.1 to Registrant's Form 8-K filed May 30, 1997).

  (F) *Agreement to furnish certain long term debt instruments to the Securities & Exchange Commission upon request (Exhibit 4(D) on Form 8 dated August 28, 1987).

  (G) *Form of Indenture dated as of August 15, 1992 between Old Republic International Corporation and Wilmington Trust Company, as Trustee (Exhibit 4(G) to Registrant"s Annual Report on Form 10-K for 1993).

  (H) *Supplemental Indenture No. 1 dated as of June 16, 1997 supplementing the Indenture (Exhibit 4.3 to Registrant's Form 8-A filed June 16, 1997).

  (I) *Supplemental Indenture No. 2 dated as of December 31, 1997 supplementing the Indenture. (Exhibit 4(G) to Registrant's Annual Report on Form 10-K for 1997).

 5(A) *Opinion of William J. Dasso as to the validity of the securities being registered.(Exhibit 5.1 to the Registrant's S-8 Registration No. 33-32439 dated December 13, 1989.)

 5(B) *Opinion of McDermott, Will & Emery as to compliance with the Employee Retirement Income Security Act of 1974, as amended (Exhibit 5.2 to the Registrant"s S-8 Registration No. 33-32439 dated December 13, 1989.)

10 Bituminous 401(k) Savings Plan, formerly known as the Bitco Savings Plan, as amended.

23(a)            Consent of PricewaterhouseCoopers LLP, independent accountants.

23(b)            *Consent of William J. Dasso (included as part of Exhibit 5).

24 *Powers of Attorney (Exhibit 24 to Registrant"s Annual Report on Form 10-K for 2000).

28 *Consolidated Schedule P (Exhibit 28 to Registrant's Annual Report on Form 10-K for 2000).

------------
* Exhibit incorporated herein by reference.

The Registrant has submitted the Plan to the Internal Revenue Service ("IRS") and undertakes to submit any amendment thereto to the IRS in a timely manner and has made or will make all changes required by the IRS in order to qualify the Plan.


Item 9.  UNDERTAKINGS
         ------------

         The undersigned registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, post-effective amendment to this registration statement:


         (i)     To include any prospectus required by section
                 10(a)(3) of the Securities Act of 1933;

         (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

         (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

                 Provided, however, that paragraphs (1)(i) and (1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities
Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the provisions described above, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 30th day of August, 2001.


                                         OLD REPUBLIC INTERNATIONAL CORPORATION



                                         By        /s/ A. C. Zucaro
                                            ------------------------------------
                                                   A. C. Zucaro, President


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the 30th day of August, 2001.


   Signature                                               Title
   ---------                                               -----

  /s/ A. C. Zucaro                  Director, Chairman of the
------------------------------      Board, President and
  A. C. Zucaro                      Chief Executive Officer


  /s/ John S. Adams                 Senior Vice President,
------------------------------      Chief Financial Officer
  John S. Adams


  /s/ Harrington Bischof            Director
------------------------------
  Harrington Bischof*


  /s/ Anthony F. Colao              Director and Chairman of
------------------------------      Old Republic RE, Inc.
  Anthony F. Colao*


  /s/ Jimmy A. Dew                  Director and Sales Group
------------------------------      Manager of Republic Mortgage
  Jimmy A. Dew*                     Insurance Company

  /s/ Kurt Kreyling                 Director
------------------------------
  Kurt W. Kreyling*


  /s/ Peter Lardner                 Director and Chief Executive
------------------------------      Officer of Bituminous
  Peter Lardner*                    Casualty Corp.


  /s/ Wilbur S. Legg                Director
------------------------------
  Wilbur S. Legg*


  /s/ John W. Popp                  Director
------------------------------
  John W. Popp*


  /s/ William A. Simpson            Director and President of
------------------------------      Republic Mortgage Insurance
  William A. Simpson                Company


  /s/ Arnold L. Steiner             Director
------------------------------
  Arnold L. Steiner*


  /s/ David Sursa                   Director
------------------------------
  David Sursa*


  /s/ William G. White, Jr.         Director
------------------------------
  William G. White, Jr.*


*By:    /S/ A. C. Zucaro
    ------------------------------
    A. C. Zucaro, Attorney-In-Fact
    Pursuant to a Power of Attorney


         Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rock Island, State of Illinois on August 27, 2001.


BITUMINOUS 401(k) SAVINGS PLAN



By:   /s/  Janine Happ
   ---------------------------
    Committee Member

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.                                 Description
-----------                                 -----------

  4 Instruments defining the rights of security holders, including indentures.

   (A) * Restated Certificate of Incorporation, as amended (Exhibit 3(A) to Registrant's Annual Report on Form 10-K for 1998).

   (B) * By-laws, as amended (Exhibit 3.2 to Form S-3 Registration Statement No. 333-43311).

   (C) * Certificate of Designation with respect to Series A Junior Participating Preferred Stock (Exhibit 4.1 to Form 8-K filed May 30, 1997).

   (D)   *  Certificate of Designation with respect to Series G-2
            Convertible Preferred Stock (Exhibit 4(A) to Registrant's Annual Report on Form 10-K for 1995).

   (E)   *  Amended and Restated Rights Agreement dated as of May
            15, 1997 between Old Republic International Corporation and First Chicago Trust Company of New York (Exhibit 4.1 to Registrant's Form 8-K filed May 30, 1997).

   (F) * Agreement to furnish certain long term debt instruments to the Securities & Exchange Commission upon request
            (Exhibit 4(D) on Form 8 dated August 28, 1987).

   (G)   *  Form of Indenture dated as of August 15, 1992 between
            Old Republic International Corporation and Wilmington
            Trust Company, as Trustee (Exhibit 4(G) to Registrant's Annual Report on Form 10-K for 1993).

   (H) * Supplemental Indenture No. 1 dated as of June 16, 1997 supplementing the Indenture (Exhibit 4.3 to Registrant"s Form 8-A filed June 16,
            1997).

   (I) * Supplemental Indenture No. 2 dated as of December 31, 1997 supplementing The Indenture. (Exhibit 4(G) to Registrant's Annual Report on Form 10-K for 1997).

  5(A)   *  Opinion of William J. Dasso as to the validity of the securities being  registered  (Exhibit 5.1 to the Registration S-8 Registration
            No. 33-32439 dated December 13, 1989).

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.                                 Description
-----------                                 -----------
  5(B)   *  Opinion of McDermott, Will & Emery as to compliance with the Employee Retirement Income Security Act of 1974, as amended (Exhibit 5.2 to the Registrant's S-8 Registration
            No. 33-32439 dated December 13, 1989).

 10 Bituminous 401(k) Savings Plan, formerly known as the Bitco Savings Plan, as amended.

 23(A) Consent of PricewaterhouseCoopers LLP, independent certified public accountants.

 23(B)   *  Consent of William J. Dasso (included as part of Exhibit 5).

 24      *  Powers of Attorney (Exhibit 24 to Registrant's Annual Report on
            Form 10-K for 2000).

 28      *  Consolidated Schedule P (Exhibit 28 to Registrant's Annual Report on
            Form 10-K for 2000).



-----------
  * Exhibit incorporated herein by reference.